SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 29, 2001



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)



            TEXAS                        1-9876                74-1464203

(State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77292
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000



                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM  5.     OTHER  EVENTS.

     This amendment supplements the information provided pursuant to the Form 8-K/A of Weingarten Realty Investors filed with the Securities and Exchange Commission on April 30, 2001.






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

                              FINANCIAL STATEMENTS
                           WEINGARTEN REALTY INVESTORS
                    (in thousands, except per share amounts)


                                                      THREE MONTHS ENDED
                                                           MARCH 31,
                                                  ----------------------
                                                      2001       2000
                                                  ----------  ----------
STATEMENT OF CONSOLIDATED INCOME
Rental Income . . . . . . . . . . . . . . . . . . $  72,696   $  62,154
Interest Income . . . . . . . . . . . . . . . . .       923       1,403
Other Income. . . . . . . . . . . . . . . . . . .       880         415
                                                  ----------  ----------
            Total Revenues. . . . . . . . . . . .    74,499      63,972
                                                  ----------  ----------

Depreciation and Amortization . . . . . . . . . .    16,855      13,655
Interest Expense. . . . . . . . . . . . . . . . .    12,421      10,143
Operating Expense . . . . . . . . . . . . . . . .    10,663       9,007
Ad Valorem Taxes. . . . . . . . . . . . . . . . .     9,319       7,926
General and Administrative Expense. . . . . . . .     2,377       1,874
                                                  ----------  ----------
            Total Expenses. . . . . . . . . . . .    51,635      42,605
                                                  ----------  ----------

Income from Operations. . . . . . . . . . . . . .    22,864      21,367
Minority Interest in Income of Partnerships . . .    (1,772)     (1,916)
Gain on Sales of Property . . . . . . . . . . . .     4,310
                                                  ----------  ----------
Net Income. . . . . . . . . . . . . . . . . . . .    25,402      19,451
Less:  Preferred Dividends. . . . . . . . . . . .     5,010       5,010
                                                  ----------  ----------
Net Income Available to Common Shareholders . . . $  20,392   $  14,441
                                                  ==========  ==========

Net Income Per Common Share - Basic . . . . . . . $    0.68   $    0.54
                                                  ==========  ==========

Net Income Per Common Share - Diluted . . . . . . $    0.68   $    0.54
                                                  ==========  ==========



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

                                     FINANCIAL STATEMENTS
                                  WEINGARTEN REALTY INVESTORS
                           (in thousands, except per share amounts)


                                                                          AS OF
                                                              -----------------------------
                                                                 MARCH 31,     DECEMBER 31,
                                                                   2001           2000
                                                              -------------   -------------
                                                                                (Audited)
CONSOLIDATED BALANCE SHEETS
Property. . . . . . . . . . . . . . . . . . . . . . . . . . . $  1,973,500    $  1,906,431
Accumulated Depreciation. . . . . . . . . . . . . . . . . . .     (396,503)       (387,118)
Notes Receivable. . . . . . . . . . . . . . . . . . . . . . .       33,522          31,002
Unamortized Debt and Lease Costs. . . . . . . . . . . . . . .       38,178          38,453
Other Assets. . . . . . . . . . . . . . . . . . . . . . . . .       52,324          57,243
                                                              -------------   -------------
            Total Assets. . . . . . . . . . . . . . . . . . . $  1,701,021    $  1,646,011
                                                              =============   =============


Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . $    771,613    $    869,627
Accounts Payable and Accrued Expenses . . . . . . . . . . . .       40,496          69,561
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,409           4,263
                                                              -------------   -------------
            Total Liabilities . . . . . . . . . . . . . . . .      815,518         943,451
                                                              -------------   -------------


Minority Interest . . . . . . . . . . . . . . . . . . . . . .       74,450          72,693
                                                              -------------   -------------

Preferred Shares of Beneficial Interest . . . . . . . . . . .          264             265
Common Shares of Beneficial Interest. . . . . . . . . . . . .          949             807
Capital Surplus . . . . . . . . . . . . . . . . . . . . . . .      809,840         628,795
                                                              -------------   -------------
            Total Shareholders' Equity. . . . . . . . . . . .      811,053         629,867
                                                              -------------   -------------
                  Total Liabilities and Shareholders' Equity. $  1,701,021    $  1,646,011
                                                              =============   =============



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     June  21,  2001
                                         WEINGARTEN  REALTY  INVESTORS



                                           /s/    Stephen  C.  Richter
                                         ------------------------------------
                                         Stephen  C.  Richter
                                         Senior  Vice  President  and  Chief
                                         Financial  Officer


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